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                                                                    Exhibit 10.9
                                                                  CONFORMED COPY
                                  $175,000,000

                                   Dynegy Inc.

               4.75% Convertible Subordinated Debentures due 2023

                               PURCHASE AGREEMENT
                               ------------------

                                                                  August 1, 2003
Credit Suisse First Boston LLC
Morgan Stanley & Co. Incorporated
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
Credit Lyonnais Securities (USA) Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
c/o Eleven Madison Avenue
New York, N.Y. 10010-3629

Dear Sirs:

     1. Introductory. Dynegy Inc., an Illinois corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "Purchasers") an aggregate of U.S. $175,000,000 principal amount of its 4.75% Convertible Subordinated Debentures due 2023 ("Firm Securities") and, at the election of the Purchasers, an aggregate of up to an additional aggregate of U.S. $50,000,000 principal amount of its 4.75% Convertible Subordinated Debentures due 2023 ("Optional Securities"), each to be issued under an indenture dated as of August 11, 2003 (the "Indenture"), among the Issuers (as defined below) and Wilmington Trust Company, as trustee (the "Trustee"), on a private placement basis pursuant to an exemption under Section 4(2) of the United States Securities Act of 1933, as amended (the "Securities Act"). The Firm Securities and the Optional Securities will both be unconditionally guaranteed as to the payment of principal, premium, if any, and interest on a senior unsecured basis (the "Guarantee" and, together with the Firm Securities and the Optional Securities, the "Offered Securities") by Dynegy Holdings Inc. (the "Guarantor" and, together with the Company, the "Issuers"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Circular (as defined below).

     The holders of the Offered Securities will be entitled to the benefits of a Registration Rights Agreement to be dated August 11, 2003 among the Issuers and the Purchasers (the "Registration Rights Agreement"), pursuant to which the Issuers will agree to file a shelf registration statement with the Securities Exchange Commission (the "Commission") registering the resale of the Offered Securities and the Underlying Shares, as hereinafter defined, under the Securities Act.

     As used herein, the term "Operative Documents" refers to this Agreement, the Indenture and the Registration Rights Agreement. As used herein, the term "Underlying Shares" shall mean the shares of Common Stock of the Company issuable upon conversion of the Offered Securities in accordance with the terms of the Indenture. Concurrent with the offering of the Offered Securities, the Guarantor is offering $1.45 billion of its second priority senior secured notes (the "Notes") which will be guaranteed by certain affiliates of the Guarantor, including the Company, which Notes will be issued pursuant to an indenture (the "Notes Indenture") of even date with the Indenture.

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     2.  Representations and Warranties of the Issuers. Each of the Issuers,
jointly and severally, represents and warrants to, and agrees with, the several Purchasers that:

     (a) A preliminary offering circular dated July 25, 2003 (the "Preliminary Offering Circular") has been prepared by the Issuers and an offering circular dated the date hereof (the "Offering Circular") relating to the Offered Securities has been prepared by the Issuers. Such Preliminary Offering Circular and Offering Circular, as supplemented as of the date of this Agreement, and any other document approved by the Company for use in connection with the contemplated resale of the Offered Securities, are hereinafter collectively referred to as the "Offering Document," which term shall include the portions of the documents specifically incorporated by reference therein (the "Incorporated Information"). The Preliminary Offering Circular did not, as of the date thereof, and the Offering Circular (in the form used by the Purchasers to confirm sales) as of its date does not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Preliminary Offering Circular or the Offering Circular based upon written information furnished to the Company by any Purchaser through Credit Suisse First Boston LLC ("CSFB") specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

     (b) No order or decree preventing the use of the Offering Document, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company or the Guarantor, is contemplated.

     (c) Each Issuer has been duly incorporated or formed and is an existing corporation in good standing under the laws of its state of organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each Issuer is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent the failure to so qualify or be in good standing could not reasonably be expected to have a material adverse effect on the condition (financial or other), business, properties, results of operations or, to the knowledge of the Issuers, prospects of Dynegy Inc. and its subsidiaries, taken as a whole (a "Material Adverse Effect"). Each Issuer has all requisite corporate power and authority to enter into the Operative Documents and each Issuer has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

     (d) Illinois Power Company has been duly incorporated and is an existing corporation in good standing under the laws of Illinois, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document, and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent the failure to so qualify or be in good standing could not reasonably be expected to have a Material Adverse Effect.

     (e) Neither of the Issuers nor any of their respective subsidiaries is (i) in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Issuers and their respective subsidiaries, taken as a whole, to which either Issuer or their respective subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, except for alleged defaults with respect to certain agreements as disclosed in the Offering Circular under the caption "Business--Legal Proceedings", or (ii) in violation of its respective charter or by-laws, operating agreement or other organizational document that governs the existence or administration of such entity, in each case, except as could not reasonably be expected to have a Material Adverse Effect.

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     (f)  (i) As of March 31, 2003, the Company has an authorized capitalization as set forth in the Offering Document under the heading "Capitalization of Dynegy Inc. - Actual", (ii) all of the issued shares of capital stock of each of the Issuers have been duly and validly authorized and issued and are fully paid and non-assessable; (iii) all of the issued shares of capital stock of each subsidiary of the Company, other than the Guarantor, have been duly and validly authorized and issued and are fully paid and non-assessable; and (iv) the capital stock of each subsidiary owned by the Issuers, directly or through subsidiaries, is owned free from liens, encumbrances and material defects other than liens on Pledged Equity (as defined in the Notes Indenture) and that secure the Notes and Priority Lien Debt (as defined in the Notes Indenture).

     (g) Except as disclosed in the Offering Circular or pursuant to stock option plans which are disclosed in the Offering Circular, there are no outstanding (1) options, warrants or other rights to purchase from the Company or any of its subsidiaries, (2) agreements, contracts, arrangements or other obligations of the Company or any of its subsidiaries to issue, or (3) other rights to convert any obligation into or exchange any securities for, in the case of each of clauses (1) through (3), shares of capital stock of, or other ownership or equity interests in, the Company or any of its subsidiaries.

     (h) The Firm Securities and the Optional Securities have been duly and validly authorized by the Company and, when duly executed by the Company in accordance with the terms of the Indenture, assuming due authentication of the Firm Securities or the Optional Securities, as the case may be, by the Trustee, upon delivery to the Purchasers against payment therefor in accordance with the terms hereof, will be validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefore may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law). On the First Closing Date (as defined below), the Firm Securities will conform in all material respects, and on the Optional Closing Date (as defined below), the Optional Securities will conform to the descriptions thereof contained in the Offering Circular.

     (i) The Guarantee to be issued by the Guarantor has been, or as of the Closing Date will have been, duly and validly authorized by the Guarantor and when duly executed and delivered by the Guarantor in accordance with the terms of the Indenture and upon the due execution, authentication and delivery of the Firm Securities or the Optional Securities, as the case may be, in accordance with the Indenture and the attachment of the Guarantee thereto and the issuance of the Offered Securities in the sale to the Purchasers contemplated by this Agreement, will constitute valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefore may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law). On the Closing Date, the Guarantee will conform to the description thereof in the Offering Circular.

     (j) The Indenture has been, or as of the Closing Date will have been, duly and validly authorized by each of the Issuers, and upon its execution and delivery and, assuming due authorization, execution and delivery by the Trustee, will constitute the valid and binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefore may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law); and assuming the accuracy of the Purchasers' representations and warranties and the Purchasers' compliance with the agreements in Section

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4 hereof and compliance with the limitations and restrictions contained under the heading "Transfer Restrictions" in the Offering Circular, no qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "TIA") is required in connection with the offer and sale of the Offered Securities contemplated hereby; and the Indenture conforms in all material respects to the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. On the Closing Date, the Indenture will conform to the description thereof in the Offering Circular.

     (k) The Registration Rights Agreement has been, or as of the Closing Date will have been, duly and validly authorized by the Company and the Guarantor and, on each Closing Date, will have been duly executed and delivered by the Company and the Guarantor. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will constitute a valid and legally binding obligation of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and
(ii) general principles of equity and the discretion of the court before which any proceeding therefore may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law). On the Closing Date, the Registration Rights Agreement will conform to the description thereof in the Offering Circular.

     (l) When the Offered Securities are delivered and paid for pursuant to this Agreement on each Closing Date, such Offered Securities will be convertible into the Underlying Shares in accordance with the terms of the Indenture; the Underlying Shares initially issuable upon conversion of such Offered Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and non-assessable; and the shareholders of the Company have no preemptive rights with respect to the Offered Securities or the Underlying Shares, other than the pre-emptive rights of Chevron U.S.A. Inc. as described in the Offering Document, which rights have been waived in connection with the issuance of the Offered Securities so long as the Series B Preferred Stock Restructuring (as defined in the Offering Document) is consummated.

     (m) This Agreement has been duly authorized, executed and delivered by each of the Issuers.

     (n) Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company or the Guarantor and any person that would give rise to a valid claim against the Company, the Guarantor or any Purchaser for a brokerage commission, finder's fee or other like payment.

     (o) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Operative Documents in connection with the issuance and sale of the Offered Securities by the Issuers, except for (i) the order of the Commission declaring the Shelf Registration Statement (as defined in the Registration Rights Agreement) effective; (ii) such as may be required under foreign or state securities laws, blue sky laws and related regulations;
(iii) those that have been obtained or made on or prior to the Closing Date; and
(iv) those that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and would not materially adversely affect the ability of the Issuers to perform their respective obligations under the Operative Documents.

     (p) The execution, delivery and performance of the Operative Documents and the issuance and sale of the Offered Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Issuers or any of their respective subsidiaries or any of their properties, (ii) any agreement or instrument to which the Issuers or any of their respective subsidiaries is a party or by which the Issuers or any of their respective

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subsidiaries is bound or to which any of the properties of the Issuers or any of their respective subsidiaries is subject, or (iii) the charter or by-laws of the Issuers or any of their respective subsidiaries, except in the case of (i) and
(ii), for such breaches, violations or defaults as could not reasonably be expected to have a Material Adverse Effect.

     (q) Except as disclosed in the Offering Document or as could not reasonably be expected to have a Material Adverse Effect, each obligor under the Operative Documents (the "Obligors" and each an "Obligor") has (i) good and marketable title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), and (iii) good title to (in the case of all other personal property), all of its respective properties and assets reflected in its respective financial statements. All such properties and assets are free and clear of Liens except for Priority Liens and Permitted Liens (as each term is defined in the Notes Indenture).

     (r) Except as disclosed in the Offering Document, each of the Issuers and their respective subsidiaries possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to either of the Issuers or their respective subsidiaries, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

     (s) Except as disclosed in the Offering Document, each of the Issuers and their respective subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by all governmental agencies, bodies or courts, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect.

     (t) No labor dispute with the employees of the Issuers and their respective subsidiaries, that could reasonably be expected to result in a Material Adverse Effect, to the knowledge of the Issuers, is imminent.

     (u) The Issuers and their respective subsidiaries own or possess on reasonable terms, adequate trademarks, trade names and other rights to patents, copyrights and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Issuers or any of their respective subsidiaries, could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

     (v) Except as disclosed in the Offering Document, none of the Issuers or any of their respective subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign having jurisdiction over the Issuers or any of their respective subsidiaries or any of their respective properties, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor the Guarantor is aware of any pending investigation which might lead to such a claim.

     (w) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Issuers, any of their respective subsidiaries or their respective

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properties that, if determined adversely to the Issuers, or their respective subsidiaries, could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, or would materially and adversely affect the ability of the Company or the Guarantor to perform their respective obligations under the Operative Documents; and except as disclosed in the Offering Document no such actions, suits or proceedings are, to the Company's or the Guarantor's knowledge, threatened or contemplated.

     (x) The financial statements included in the Offering Document present fairly the financial position of Dynegy Inc. and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis.

     (y) Except as disclosed in the Offering Document, since the date of the latest audited financial statements in the Offering Circular, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties, results of operations or, to the knowledge of the Issuers, prospects of the Issuers and their respective subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Offering Circular, there has been no dividend or distribution of any kind declared, paid or made by Dynegy Inc. on any class of its capital stock.

     (z) The Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and files reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

     (aa) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"); and the Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

     (bb) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company and its consolidated subsidiaries, is made known to the principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as of a date within 90 days prior to the date of the Company's most recently filed quarterly report; and (iii) are effective in all material respects to perform the functions for which they were established.

     (cc) Based on the most recent evaluation of its disclosure controls and procedures, the Company is not aware of (i) any significant deficiency in the design or operation of internal controls which could adversely affect the ability of the Company to record, process, summarize and report financial data or any material weaknesses in internal controls, except as disclosed in the Offering Document; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in internal controls.

     (dd) Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses, except as disclosed in the Offering Document.

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     (ee) PricewaterhouseCoopers LLP who have certified certain financial statements of the Company and its subsidiaries are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder.

     (ff) Except as set forth in the Offering Document, none of the Issuers or any of their respective subsidiaries is (i) a "registered holding company," or a "subsidiary company" or "affiliate" of a "registered holding company" within the meaning of the Public Utility Holding Company Act of 1935 ("PUHCA"); (ii) a "public utility company" as defined under Section 2(a) of PUHCA, with the exception of Illinois Power Company; (iii) subject to regulation under the Federal Power Act, as amended ("FPA"), other than as a power marketer or an "exempt wholesale generator" ("EWG") with market-based rate authority, or as a "qualifying facility" ("QF") under the Public Utility Regulatory Policies Act of 1978, as amended (16 U.S.C. Section 796 et seq.) ("PURPA"), as contemplated by 18 C.F.R. Section 292.601(c), with the exception of Illinois Power Company, or
(iv) with respect to each of the power generation projects in which any of the Issuers or their respective subsidiaries has an interest that is a QF, subject to any state law or regulation with respect to rates or the financial or organizational regulation of electric utilities, other than as contemplated by 18 C.F.R. Section 292.602(c).

     (gg) Each of the Company's subsidiaries, providing retail electric service in the states of Illinois, Michigan, New York and Texas has a validly issued order from the relevant state public utility or commerce commission to sell electricity on a retail basis, and such orders are not subject to any pending challenge, investigation, or proceeding, authorizing such subsidiary to engage in sales of electricity at retail under the laws of that state. None of the Company's subsidiaries providing retail electric service is subject to any rate cap or mitigation measure other than rate caps and mititgation measures generally applicable to similarly situated retail service providers selling in the geographic market where such subsidiary conducts its business (and with respect to Illinois Power Company, its geographic market shall be the State of Illinois and Illinois Power Company does not provide retail electric service outside the State of Illinois).

     (hh) Except as disclosed in the Offering Document, each of the power generation projects certified as QF under PURPA in which the Company or its subsidiaries has an interest meets the requirements for certification as a QF as set out in PURPA and the regulations of the Federal Energy Regulatory Commission ("FERC") promulgated thereunder, as amended from time to time.

     (ii) The Guarantor and each of its subsidiaries that is an Eligible Facility within the meaning of Section 32 of PUHCA has received a determination from the FERC, not subject to any pending challenge, that it is an Exempt Wholesale Generator as that term is defined and used in PUHCA and in the FPA.

     (jj) Each of the Issuers and their respective subsidiaries that sells power at market-based rates outside of the Electric Reliability Councuil of Texas, Inc. ("ERCOT") has a validly-issued order from the FERC authorizing it to engage in wholesale sales of electricity, ancillary services in certain markets and, to the extent permitted under its market-based rate tariff, other products and services at market-based rates. The FERC has not issued any orders limiting the ability of each such entity to engage in the wholesale sales of electricity at market-based prices, and had not imposed any rate caps or mitigation measures other than rate caps and mitigation measures generally applicable to similarly situated marketers or generators selling electricity, ancillary services or other products at wholesale in the geographic market where each such entity conducts its business.

     (kk) Each of the Company's subsidiaries participating in the ERCOT wholesale electric market has registered with the Public Utilities Commission of Texas ("PUCT") as a power generation company, and has authority to sell power at wholesale at a market-based rate that is not subject to any rate cap or mitigation measure other than those generally applicable to similarly situated marketers or generators selling electricity in the ERCOT wholesale electric market.

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     (ll) Other than the complaint proceedings challenging (i) the contract between the California Department of Water Resources and Dynegy Power Marketing, Inc., Cabrillo Power I LLC, El Segundo Power LLC, and Long Beach Generation LLC and (ii) the contract between the Kroger Company and Dynegy Power Marketing, Inc., there are no pending complaints filed with the FERC seeking abrogation or modification of a contract for the sale of power by the Company or any of its subsidiaries.

     (mm) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

     (nn) The offer and sale of the Offered Securities by the Issuers to the several Purchasers in the manner contemplated by this Agreement (assuming that the representations and warranties in Section 4 of this Agreement are true and correct and the Purchasers comply with the offer and sale procedures set forth in this Agreement) will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof, and Regulation D and Regulation S thereunder.

     (oo) None of the Issuers nor any of their respective affiliates, nor any person acting on its or their behalf (it being understood that no representation is made with respect to any Purchaser or any Purchaser's affiliates or any of their representatives) (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Issuers, their respective affiliates and any person acting on its or their behalf (it being understood that no representation is made with respect to any Purchaser or any Purchaser's affiliates or any of their representatives) have complied and will comply with the offering restrictions requirement of Regulation S and the sale of the Offered Securities pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act. The Company and the Guarantor have not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

     (pp) Except in connection with (1) the junior unsecured subordinated notes due 2015 of Dynegy Inc. issued or to be issued to Chevron USA pursuant to one or more valid exemptions from registration under the Securities Act, (3) the convertible preferred stock due 2033 of Dynegy Inc. issued or to be issued to Chevron USA pursuant to one or more valid exemptions from registration under the Securities Act and (4) as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company or the Guarantor and any person granting such person the right to require the Company or the Guarantor to file a registration statement under the Securities Act with respect to any securities of the Company or the Guarantor or to require the Company or the Guarantor to include such securities with the Offered Securities registered pursuant to any Registration Statement.

     (qq) None of the Company, the Guarantor, any of their respective subsidiaries or any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Offered Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

     (rr) The Issuers and each of their respective subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

     (ss) Except for the "negative watch" outlook for Dynegy Inc. issued by Standard & Poor's Ratings Group prior to the date of this Agreement, no "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act (i) has imposed (or has informed the Company or the Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company's or the Guarantor's retaining any rating assigned to the Company or the Guarantor, any securities of the Company or the Guarantor or (ii) has indicated to the Company or the Guarantor that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company, the Guarantor or any securities of the Company or the Guarantor.

     (tt) Except for such matters as could not reasonably be expected to have a Material Adverse Effect, the Company is in compliance in all material respects with all presently applicable provisions of ERISA; no "reportable event" (as defined in ERISA), has occurred with respect to any "pension plan" (as defined in ERISA), for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

     (uu) Except as disclosed in the Offering Circular, the Company and its subsidiaries have filed all material federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, and no tax deficiency except where the same may be contested in good faith by appropriate proceedings, and no tax deficiency has been determined adversely to the Issuers or any of their respective subsidiaries which has had (nor does the Company or the Guarantor have any knowledge of any tax deficiency in writing which, if determined adversely to the Issuers or any of their respective subsidiaries, could reasonably be expected to have) a Material Adverse Effect.

     (vv) Prior to the date hereof, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Offered Securities.

     (ww) The Offering Document contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

     (xx) The statements set forth in the Offering Circular under the caption "Description of the Convertible Debentures," insofar as they purport to constitute a summary of the terms of the Offered Securities, under the captions "Offering Circular Summary--Recent Developments," "Certain Relationships and Related Party Transactions," "Description of the Capital Stock," "Description of the Amended Credit Facility," "Series B Preferred Stock Restructuring," "Material United States Federal Income Tax Considerations," "Price Range of Common Stock and Dividend Policy" and "Plan of Distribution," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and fair summaries in all material respects.

     (yy) The market-related and customer-related data and estimates included in the Offering Document are based on or derived from sources which the Company believes to be reliable.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Issuers or agree to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Issuers, at a purchase price of 97% of the principal amount thereof (the "Purchase Price") plus accrued interest from August 11, 2003 to the First Closing Date (as hereinafter defined) U.S. $175,000,000 principal amount of the Firm Securities in the respective amounts set forth opposite the names of the several Purchasers in Schedule A hereto.

     The Company will deliver against payment of the purchase price the Firm Securities in the form of one or more permanent global Securities in definitive form with the Guarantee affixed thereto (the "Global Securities") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Offered Securities shall be made by the Purchasers in Federal (same day) funds by wire transfer to an account at a bank acceptable to CSFB on August 11, 2003, or at such other time not later than seven full business days thereafter as CSFB and the Company determine, such time being herein referred to as the "First Closing Date", against delivery to the Trustee as custodian for DTC of the Firm Securities representing all of the Firm Securities. The Firm Securities will be made available for checking at the office of O'Melveny & Myers, 30 Rockefeller Plaza, New York, New York 10012 at least 24 hours prior to the First Closing Date.

     In addition, upon written notice from CSFB given to the Company from time to time not more than 30 days subsequent to the date of this Agreement the Purchasers may purchase all or less than all of the Optional Securities at the Purchase Price (including any accrued interest thereon to the related Optional Closing Date (as defined below) to be paid for the Firm Securities; provided, however, that Optional Securities may not be issued in whole or in part after the period which ends 13 days after the date hereof unless the Purchasers determine that such Optional Securities would not be treated as having been issued with "original issue discount" for purposes of Sections 1271-1275 of the Code and the applicable Treasury regulations promulgated thereunder. The Company agrees to sell to the Purchasers the principal amount of Optional Securities specified in such notice and the Purchasers agrees to purchase such Optional Securities. Such Optional Securities shall be purchased from the Issuers for the account of each Purchaser in the same proportion as the amount of Firm Securities set forth next to such Purchaser's name in Schedule A hereto bears to the total number of Offered Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFB to the Company.

     Each time for the delivery of and payment for the Optional Securities, being herein referred to as the "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFB but shall not be later than seven full business days after written notice of election to purchase Optional Securities is given. The Company will deliver against payment of the purchase price the Optional Securities being purchased on each Optional Closing Date in the form of one or more permanent global Securities in definitive form (each, an "Optional Global Security") deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. Payment for such Optional Securities shall be made by the Purchasers in Federal (same day) funds by wire transfer to an account at a bank acceptable to CSFB against delivery to the Trustee as custodian for DTC of the Optional Global Securities representing all of the Optional Securities being purchased on such Optional Closing Date.

     4.  Representations by Purchasers; Resale by Purchasers.

     (a) Each Purchaser severally represents and warrants to the Issuers that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

     (b) Each Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Offered Securities and will offer and sell the Offered Securities only in accordance with Rule 903 or Rule 144A ("Rule 144A") under the Securities Act. Accordingly, neither such Purchasers nor any of its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S and Rule 144A.

     (c) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Purchasers or affiliates of the other Purchasers or with the prior written consent of the Company.

     (d) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities by means of any form of general solicitation or general advertising, within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

     (e) Each Purchaser severally represents and agrees that: (i) it has not offered or sold and prior to the expiry of a period of six months from the closing date, will not offer or sell any of the Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000) received by it in connection with the issue or sale of any of the Offered Securities in circumstances in which section 21(1) of the FSMA does not apply to the Issuers; and (iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the of the Offered Securities in, from or otherwise involving the United Kingdom.

     5. Certain Agreements of the Issuers. Each of the Issuers, jointly and severally, agrees with the several Purchasers that:

     (a) The Company will advise CSFB promptly of any proposal to amend or supplement the Offering Circular and will not effect such amendment or supplement without CSFB's consent (which consent shall not be unreasonably withheld or delayed). If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company promptly will notify CSFB of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission. Neither CSFB's consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

     (b) The Company will furnish to CSFB copies of the Preliminary Offering Circular, the Offering Circular and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFB reasonably requests. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, and any Offered Securities remain "restricted securities" within the meaning of the Securities Act, the Company will promptly furnish or cause to be furnished to CSFB (and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to the Purchasers all such documents.

     (c) The Issuers will use all commercially reasonable efforts to obtain the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as CSFB designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers, provided that neither the Company nor the Guarantor will be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

     (d) During the period of two years after the Closing Date, the Issuers will, upon request, furnish to CSFB, each of the other Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

     (e) Subject to the Purchasers' compliance with its representations and warranties and agreements set forth in Section 4 hereof, the Issuers consent to the use of the Offering Document, and any amendments and supplements thereto required pursuant to Section 5(a) hereto, by the Purchasers.

     (f) During the period of two years after the later of the First Closing Date and the last Optional Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them, unless such Offered Securities are resold in a transaction registered under the Securities Act.

     (g) During the period of two years after the later of the First Closing Date and the last Optional Closing Date, the Company will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

     (h) Each of the Issuers, jointly and severally, agree to pay all expenses incidental to the performance of its obligations under the Operative Documents including (i) the fees and expenses of the Trustee and its professional advisers, (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities, the preparation and printing of the Preliminary Offering Circular and the Offering Circular and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities, (iii) the cost of qualifying the Offered Securities for trading in The Portal/SM/ Market ("PORTAL") of The Nasdaq Stock

Market, Inc. and any expenses incidental thereto, (iv) for any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the state securities laws as provided in Section 5(c) and the printing of memoranda relating thereto, (v) for any fees charged by investment rating agencies for the rating of the Offered Securities, and (vi) for expenses incurred in distributing the Preliminary Offering Circular and the Offering Circular (including any amendments and supplements thereto) to the Purchasers. The Company will reimburse the Purchasers for all travel expenses of the Purchasers and the Company's officers and employees and any other expenses of the Purchaser and the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities.

     (i) In connection with the offering, until CSFB shall have notified the Company and the other Purchasers, which notice shall be promptly provided upon the written request of the Company, of the completion of the resale of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

     (j) For a period of 90 days from the date of the initial offering of the Offered Securities by the Purchasers, neither the Company nor the Guarantor will offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Class A Common Stock of the Company except issuances of Class A Common Stock pursuant to the conversion or exchange of the Offered Securities or other convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, grants of employee, consultant or director stock options pursuant to the terms of a plan in effect on the date hereof, issuances of Offered Securities pursuant to the exercise of such options or the exercise of any other employee stock options outstanding on the date hereof, or upon issuance or conversion of Optional Securities. Neither the Company nor the Guarantor will at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Offered Securities.

     (k) The Company will apply the net proceeds from the sale of the Offered Securities to be sold by it hereunder substantially in accordance with the description set forth in the Offering Document under the caption "Use of Proceeds."

     (l) Except as stated in this Agreement and in the Offering Document, neither the Issuers nor any of their respective affiliates have taken, nor will any of them take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Issuers to facilitate the sale or resale of the Offered Securities.

     (m) The Issuers will use their best efforts to permit the Offered Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in PORTAL and to permit the Offered Securities to be eligible for clearance and settlement through DTC.

     (n) The Issuers agree not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities
Act), that would be integrated with the sale of the Offered Securities in a manner that would require the registration under the Securities Act of the sale to the Purchasers or the resale of the Offered Securities.

     (o) The Issuers agree to comply with all the terms and conditions of the Operative Documents and all agreements set forth in the representation letters of the Issuers to DTC relating to the approval of the Offered Securities by DTC for "book entry" transfer.

     (p) The Issuers agree that prior to any registration of the Offered Securities pursuant to the Registration Rights Agreement, or at such earlier time as may be required, the Indenture shall be qualified under the TIA and any necessary supplemental indentures will be entered into in connection therewith, provided that the agreement set forth in this paragraph shall remain in effect until the Registration Rights Agreement has been executed by all parties thereto and has become a binding agreement enforceable against each party thereto.

     (q) The Issuers will do and perform all things required or necessary to be done and performed under this Agreement by them prior to each Closing Date, and to satisfy all conditions precedent to the Purchasers' obligations hereunder to purchase the Offered Securities.

     6. Conditions of the Obligations of the Purchasers. The obligations of the several Purchasers to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of the Issuers herein as of the date hereof and on the Closing Date, to the accuracy of the statements of officers of the Issuers made pursuant to the provisions hereof, to the performance by the Issuers of their respective obligations hereunder and to the following additional conditions precedent:

     (a) The Purchasers shall have received a letter, substantially in the form attached hereto as Annex A, dated the date of this Agreement, of PricewaterhouseCoopers LLP confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder ("Rules and Regulations"). Such letter shall be in form and substance reasonably satisfactory to the Purchasers as agreed as of the date hereof and shall cover the matters ordinarily covered by accountants' "comfort letters" to initial purchasers in connection with offerings similar to the offering of the Offered Securities.

     (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or any of the Guarantors and their respective subsidiaries taken as a whole which, in the judgment of a majority in interest of the Purchasers, including CSFB, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or, except for the "negative watch" outlook for the Company issued by Standard & Poor's Ratings Group prior to the date of this Agreement, any announcement that the Company has been placed on negative outlook as of or after the date of this Agreement; (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Purchasers, including CSFB, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any general banking moratorium declared by U.S. Federal or New York authorities;
(vi) any major disruption of settlements of securities or clearance services in the United States; or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Purchasers including CSFB, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and delivery and payment for the Offered Securities.

     (c) The Guarantor shall have received the consent of the requisite lenders under the its existing Credit Agreement dated as of April 1, 2003, to amend the credit facility thereunder substantially on the terms set forth in the Offering Document, and such amendment shall have become effective prior to or on the Closing Date on substantially the terms described in the Offering Circular; upon the effectiveness of such amendment the consummation of the transactions contemplated under the Agreement shall not conflict with the Guarantor's Credit Agreement as then in effect; and the Purchasers shall have received counterparts, conformed as executed, of such amendment to the Credit Agreement and such other documentation as they deem necessary to evidence the consummation thereof.

     (d) The Purchasers shall have received counterparts, conformed as executed, of the Exchange Agreement, dated as of July 28, 2003, with respect to the exchange of Dynegy Inc.'s $1.5 billion Series B mandatorily convertible redeemable preferred stock currently held by a subsidiary of ChevronTexaco for cash and other securities of Dynegy Inc., substantially on the terms described in the Offering Circular.

     (e) The Purchasers shall have received an opinion, dated such Closing Date, of O'Melveny & Myers LLP, special counsel for the Issuers, that:

               (i) The Guarantor is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority under the Delaware General Corporate Law (the "DGCL") and its certificate of incorporation and bylaws to own its properties and conduct its business as described in the Offering Circular;

               (ii) The Guarantor has all requisite corporate power and authority to enter into the Operative Documents;

               (iii) Assuming that the Firm Securities and the Optional Securities have been duly authorized by all necessary corporate action on the part of the Company, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Purchasers in accordance with the terms of this Agreement, the Firm Securities and the Optional Securities will be the legally valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless whether considered in a proceeding in equity or at law. The Firm Securities and the Optional Securities conform in all material respects to the description thereof in the Offering Document;

               (iv) The Guarantee of the Guarantor has been duly authorized by the Guarantor and, when executed by the Guarantor and when the Offered Securities on which the Guarantee has been endorsed have been duly executed by the Company and authenticated by the Trustee in accordance with the terms of the Indenture and delivered and paid for by the Purchasers in accordance with the terms of this Agreement, the Guarantee will be the legally valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless whether considered in a proceeding in equity or at law. The Guarantee conforms in all material respects to the descriptions thereof in the Offering Document;

               (v) The execution and delivery of the Indenture has been duly authorized by all necessary corporate action of the Guarantor and, assuming the due authorization, execution and delivery thereof by the Trustee and the Company, is the legally valid and binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless whether considered in a proceeding in equity or at law. The Indenture conforms in all material respects to the descriptions thereof in the Offering Document;

               (vi) The Indenture conforms in all material respects to the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder;

               (vii) The Registration Rights Agreement has been duly authorized, executed and delivered by the Guarantor and, assuming the due execution and delivery thereof by the Purchasers and the Company, is the legally valid and binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless whether considered in a proceeding in equity or at law. The Registration Rights Agreement conforms in all material respects to the descriptions thereof in the Offering Circular;

               (viii) Each of the Company and the Guarantor is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act and the rules and regulations of the Commission thereunder;

               (ix) Neither the Company nor the Guarantor is (i) a registered holding company or is required, by Section 5 of the Public Utility Holding Company Act of 1935, as amended ("PUHCA"), to register as a holding company, or (ii) a "subsidiary company" (as defined in PUHCA) of a company that is a registered holding company or is required by Section 5 of PUHCA, to register as a holding company;

               (x) No FPA approval or authorization is required for the execution and delivery by the Issuers of this Agreement, the Offered Securities, the Indenture and the Registration Rights Agreement, and the performance by the Issuers of the obligations thereunder;

               (xi) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Operative Documents in connection with the issuance or sale of the Offered Securities by the Company, except for the order of the Commission declaring the Shelf Registration Statement effective; except that this opinion shall be limited to the following (the "Applicable Laws"): those current statutes, rules or regulations of any governmental, legislative, judicial, administrative or regulatory body of the State of New York, the State of Delaware and the United States of America by which the Company or the Guarantor is bound, which such counsel has, in the exercise of customary professional diligence, recognized as applicable to the transactions of the type contemplated by the Purchase Agreement other than (i) the anti-fraud provisions and registration requirements of the federal securities laws and the rules and regulations of the Commission thereunder (which, in the case of registration rights, is the subject of the opinion set forth in paragraph (xv) of the opinion), (ii) applicable state or foreign securities or Blue Sky laws, (iii) the rules and regulations of the NASD in connection with the purchase and distribution of the Firm Securities and the Optional Securities by the Purchasers and (iv) energy regulatory laws, except as set forth in paragraphs (ix) and (x) of the opinion;

               (xii) The execution and delivery by each of the Company and the Guarantor of each of the Operative Documents to which it is a party, the issuance, sale and delivery of the Firm Securities and the Optional Securities and performance by the Company, and the issuance, sale and delivery of the Guarantee and the performance by the Guarantor, will not conflict with or result in a breach of violation of any of the terms and provisions of, or constitute a default under
          (i) to our knowledge, any Applicable Laws; (ii) any agreement or instrument to which the Company or the Guarantor or any of their respective subsidiaries is a party or by which the Company or the Guarantor or any of their respective subsidiaries is bound or to which any of the properties of the Company or the Guarantor or any of their respective subsidiaries is subject that is filed pursuant to paragraph 4 or paragraph 10 of Item 601 of Regulation S-K as an exhibit to the Company's Annual Report on Form 10-K/A for the year ended December 31, 2002 and to the Company's other reports filed since January 1, 2003 pursuant to Section 13 of the Exchange Act; or (iii) the charter or by-laws of the Guarantor or any of its subsidiaries that are organized under the laws of the State of New York or the State of Delaware;

               (xiii) The Purchase Agreement has been duly authorized, executed and delivered by the Guarantor;

               (xiv) The statements contained in the Offering Document under the captions (a) "Description of the Convertible Debentures" insofar as such statements purport to constitute a summary of the terms of the Firm Securities, the Optional Securities, the Guarantee, the Indenture and the Registration Rights Agreement; (b) "Certain Relationships and Related Transactions", "Description of Capital Stock", "Description of the Amended Credit Facility", "The Series B Preferred Stock Restructuring" and "Plan of

          Distribution", insofar as such statements purport to constitute a summary of the documents referred to therein; (c) "Material United States Federal Income Tax Considerations" insofar as such statements purport to constitute a summary of the United States federal tax laws referred to therein; and (d) "Price Range of Common Stock and Dividend Policy;" in each case, are accurate and fairly summarize in all material respects the matters referred to therein; and

               (xv) Assuming without independent investigation, (a) that the Offered Securities are sold to the Purchasers, and initially resold by the Purchasers, in accordance with the terms of and in the manner contemplated by, the Purchase Agreement and the Offering Circular; (b) the accuracy of the representations and warranties of the Company and the Guarantor set forth in the Purchase Agreement and in those certain certificates delivered at the closing; (c) the accuracy of the representations and warranties of the Purchasers set forth in the Purchase Agreement; (d) the due performance and compliance by the Company, the Guarantor and the Purchasers of their respective covenants and agreements set forth in the Purchase Agreement; and (e) the Purchasers' compliance with the Offering Circular and the transfer procedures and restrictions described therein, it is not necessary to register the Offered Securities under the Securities Act or to qualify an indenture in respect thereof under the Trust Indenture Act in connection with the issuance and sale of the Offered Securities by the Company to the Purchasers or in connection with the offer, resale and delivery of the Offered Securities by the Purchasers in the manner contemplated by the Purchase Agreement and the Offering Circular, it being expressly understood that we express no opinion as to any subsequent offer or resale of any of the Offered Securities.

     Such shall also state that it has no reason to believe that the Offering Circular, as of its date or the date of any amendment or supplement thereto, as of the date hereof and as of such Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made not misleading; it being understood that such counsel need express no opinion as to the financial statements and other financial data contained in the Offering Circular.

     (f) Local counsel to the Company in Illinois shall have furnished to the Purchasers their written opinion, dated the Closing Date, substantially in the form attached hereto as Annex B. Such opinion shall be in form and substance reasonably satisfactory to the Purchasers hereto as agreed as of the date hereof, as to such matters under the laws of Illinois as the Purchasers may reasonably request.

     (g) The Purchasers shall have received an opinion, dated such Closing Date, of Kevin Blodgett, Group General Counsel--Corporate Finance & Securities for the Company, that:

               (i) As of March 31, 2003, the Company has an authorized capitalization as set forth in the Offering Document; and except as set forth in the Offering Document, the capital stock of each subsidiary owned by the Company or the Guarantors, as the case may be, directly or through subsidiaries, to his knowledge is owned free from liens, encumbrances and material defects;

               (ii) Except as set forth in the Offering Document, there are no contracts, agreements or understandings between the Company or the Guarantor and any person granting such person the right to require the Company or the Guarantor to file a registration statement under the Securities Act with respect to any securities of the Company or the Guarantor or to require the Company or the Guarantor to include such securities with the Offered Securities and Guarantee registered pursuant to any Registration Statement; and

               (iii) To my knowledge, and other than as set forth in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, the Guarantor or any of their respective subsidiaries or any of their respective properties that, if determined adversely to the Company, the Guarantor or any of their respective subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company or the Guarantor to perform its obligations under the Operative Documents, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are, to such counsel's knowledge, threatened or contemplated; and

               (iv) Except as set forth in the Offering Document with respect to the preemptive rights of Chevron U.S.A. Inc., which rights have been waived in connection with the issuance of the Offered Securities so long as the Series B Preferred Stock Restructuring (as defined in the Offering Document) is consummated, the shareholders of the Company have no preemptive rights with respect to the Firm Securities or Optional Securities under any agreement or instrument to which the Company is a party or by which the Company is bound.

     Such shall also state that it has no reason to believe that the Offering Circular, as of its date or as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Offering Circular. Such counsel also shall confirm, based on certificates of public officials, that each of the Company and the Guarantor is duly qualified to do business as a foreign corporation in good standing in the other jurisdictions where so qualified and nothing has come to the attention of such counsel to cause him to believe that the Company is not so duly qualified, in each case except to the extent the failure to so qualify or be in good standing in such other jurisdictions could not reasonably be expected to have a Material Adverse Effect.

     (h) The Purchasers shall have received from Latham & Watkins LLP, counsel for the Purchasers, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company and the Guarantor, the validity of the Offered Securities, the Offering Document, the exemption from registration for the offer and sale of the Firm Securities and the Optional Securities by the Company and the Guarantee thereof by the Guarantor, to the several Purchasers and the resales by the several Purchasers as contemplated hereby and other related matters as CSFB may require, and the Issuers shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

     (i) The Purchasers shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company and the Guarantor in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company and the Guarantor in this Agreement are true and correct, that the Company and the Guarantor have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under other Operative Documents at or prior to such Closing Date, and that, subsequent to the date of the most recent financial statements in the Offering Document there has been no material adverse change, nor any development or event that reasonably could be expected to result in a prospective material adverse change, in the condition (financial or other), business, properties, results of operations or prospects of the Company, the Guarantor or any of their respective subsidiaries except as set forth in the Offering Circular (exclusive of any amendment or supplement thereto on or after the date hereof).

     (j) The Purchasers shall have received a letter, dated such Closing Date, of PricewaterhouseCoopers LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

     (k) As of such Closing Date, the representations and warranties contained in the Operative Documents will be true and correct in all material respects.

     (l) The Company shall have furnished or caused to be furnished to the Trustee on such Closing Date certificates of officers of the Company reasonably satisfactory to the Trustee as to the accuracy of the representations and warranties of the Obligors in the Operative Documents at and as of such Closing Date and as to such other matters as the Trustee may reasonably request.

     (m) On such Closing Date, each Operative Document will conform, as to legal matters, in all material respects to the description thereof contained in the Offering Circular.

     (n) The Company shall have furnished to the Purchasers executed copies of a lock-up letter agreement from each executive officer of the Company listed in the Offering Circular under the caption "Management" substantially in the form set forth in Annex C hereto.

     (o) The Issuers shall have authorized, executed and delivered the Registration Rights Agreement, substantially in the form of Annex D hereto.

     (p) The Company and the Guarantor will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. CSFB may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder.

     7.  Indemnification and Contribution.

     (a) The Company and the Guarantor will, jointly and severally, indemnify and hold harmless each Purchaser, its partners, affiliates, directors and officers and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Company's or the Guarantor's failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse each Purchaser for any legal or other expenses actually and reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the neither the Company nor the Guarantor will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Purchaser through CSFB specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below; provided, further, however, that the foregoing indemnity agreement with respect to losses, claims, damages or liabilities shall not inure to the benefit of any Purchaser (or any person controlling any Purchaser) to the extent that such losses, claims, damages or liabilities arise out of or based upon (x) any untrue statement or alleged untrue statement of any material fact in the Preliminary Offering Circular or (y) the omission or alleged omission to state in the Preliminary Offering Circular a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, if and only if: (1) the person asserting such losses, claims, damages or liabilities purchased Offered Securities from such Purchaser in the initial resale by such Purchaser (such person, an "Initial Resale Purchaser") and a copy of the Offering Circular was not sent or given by or on behalf of such Purchaser to such Initial Resale Purchaser, (2) the Company furnished to the Purchasers sufficient copies of the Offering Circular on a timely basis to permit delivery of the Offering Circular by the Purchasers to all Initial Resale Purchasers at or prior to the delivery of the written confirmation of the sale of the Offered Securities to such person, and (3) the disclosure contained in the Offering Circular cured the defect in the Preliminary Offering Circular giving rise to such losses, claims, damages or liabilities.

     (b) Each Purchaser will severally and not jointly indemnify and hold harmless the Company, the Guarantor and their respective directors and officers and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Company or the Guarantor may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Purchaser through CSFB specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and the Guarantor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of the following information in the Offering Document furnished on behalf of each Purchaser: the third, sixth, eleventh and thirteenth paragraphs under the caption "Plan of Distribution"; provided, however, that the Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company's or the Guarantor's failure to perform its obligations under Section 5(a) of this Agreement.

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or
(b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the contrary; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party; (or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the indemnifying party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Purchaser, its affiliates, directors and officers and any control persons of such Purchaser shall be designated in writing by CSFB and any such separate firm for the Company, the Guarantors, their directors and officers and any control persons of the Company and the Guarantors shall be designated in writing by the Company. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers bear to the total discounts and commissions received by the Purchasers from the Issuers under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts, fees and commissions received by such Purchaser exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

     (e) The obligations of the Issuers under this Section shall be in addition to any liability which the Issuers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company or the Guarantor within the meaning of the Securities Act or the Exchange Act.

     8. Default of Purchasers. If any Purchaser or Purchasers default in their obligations to purchase Securities hereunder and the aggregate principal amount of the Offered Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of the Offered Securities, CSFB may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Purchasers agreed but failed to purchase. If any Purchaser or Purchasers so default and the aggregate principal amount of the Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of the Offered Securities and arrangements satisfactory to CSFB and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Issuers, except as provided in Section 9. As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Issuers or their respective officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, its affiliates, the Issuers or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Issuers shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Issuers and the Purchasers pursuant to Section 7 shall remain in effect and if any Offered Securities have been purchased hereunder the representations and warranties in
Section 2 and all obligations under Section 5 shall remain in effect; provided, that if this Agreement is terminated pursuant to Section 8 hereof, the Issuers shall not be obligated to reimburse any defaulting Purchaser on account of any expenses that otherwise would have been reimbursed hereunder. If the purchase of the Offered Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv), (v), (vi) or
(vii) of Section 6(b), the Issuers will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

     10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered, faxed or sent by courier to the Purchasers, c/o Credit Suisse First Boston LLC, Eleven Madison Avenue, New York, New York 10010-3629, Attention: Transactions Advisory Group (Fax: 212-325-4296), or, if sent to the Company or the Guarantor, will be mailed, delivered or telegraphed and confirmed to it at 1000 Louisiana Street, Suite 5800, Houston, Texas 77002 Attention: General Counsel (Fax: 713-507-6808); provided, however, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered, faxed or sent by courier and confirmed to such Purchaser.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of
Section 5(b) hereof against the Issuers as if such holders were parties hereto.

     12. Representation of Purchasers. CSFB will act for the several Purchasers in connection with this purchase, and any action under this Agreement taken by CSFB will be binding upon all the Purchasers.

     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

     The Company and the Guarantor hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Issuers and the several Purchasers in accordance with its terms.

                                Very truly yours,

                                        Dynegy Inc.


                                        By: /s/ Robert T. Ray
                                           -------------------------------------
                                           Title:  Senior Vice President and
                                                   Treasurer

                                        Dynegy Holdings Inc.

                                        By: /s/ Robert T. Ray
                                           -------------------------------------
                                           Title:  Senior Vice President and
                                                   Treasurer

The foregoing Purchase Agreement is
 hereby confirmed and accepted as
 of the date first above written.

Credit Suisse First Boston LLC
Morgan Stanley & Co. Incorporated
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
Credit Lyonnais Securities (USA) Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated


     By: Credit Suisse First Boston LLC


     By: /s/ Jamie Welch
        --------------------------------
        Title:  Managing Director

                                   SCHEDULE A

                                                               Principal Amount
                                                                  of Offered
          Purchasers                                              Securities
------------------------------------------------------------  ------------------

Credit Suisse First Boston LLC .............................  $     105,000,000
Morgan Stanley & Co. Incorporated ..........................         33,250,000
J.P. Morgan Securities Inc. ................................         14,000,000
Lehman Brothers Inc. .......................................          8,750,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated .........          8,750,000
Credit Lyonnais Securities (USA) Inc. ......................          5,250,000
                                                              -----------------
   Total ...................................................  $     175,000,000
                                                              =================